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                                                                    Exhibit 23.1


                   Consent of Independent Public Accountants

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 15, 2000 included in Western Multiplex Corporation's Form S-1 (File No. 333-35200) for the year ended December 31, 1999.


                                        /s/  Arthur Andersen LLP

San Jose, California
August 25, 2000